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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                             reported): May 14, 2002

                       THE BANK OF NEW YORK COMPANY, INC.
                       ----------------------------------
             (exact name of registrant as specified in its charter)

                                    NEW YORK
                                    --------
                 (State or other jurisdiction of incorporation)

            1-6152                                              13-2614959
            ------                                              ----------
     (Commission file number)                                (I.R.S. employer
                                                          identification number)


     One Wall Street, New York, NY                               10286
     ----------------------------                                -----
     (Address of principal                                     (Zip code)
      executive offices)

                                212 - 495 - 1784
                                ----------------
                         (Registrant's telephone number,
                              including area code)

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Item 5    Other Events
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     Four exhibits are filed herewith in connection with the Registration
Statement on Form S-3 (File Nos. 333-62516, 333-62516-01, 333-62516-02,
333-62516-03, 333-62516-04) filed by The Bank of New York Company, Inc. (the "Company") with the Securities and Exchange Commission covering the Company's 5.20% Senior Notes due 2007 (the "Notes"), issuable under an Indenture (the "Indenture"), dated as of July 18, 1991 between the Company and Deutsche Bank Trust Company Americas. The exhibits consist of the Pricing Agreement (which incorporates the Underwriting Agreement Standard Provisions (June 2001)), dated May 14, 2002, between the Company and Goldman, Sachs & Co. as Representative of the several Underwriters named therein (the "Underwriting Agreement"); the Form of Note; an Officers' Certificate pursuant to Section 301 of the Indenture; and the opinion of counsel as to the legality of the Notes.

           Financial Statements, Pro Forma Financial
Item 7     Information and Exhibits
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(c)  Exhibits

           The following exhibits are filed herewith:

     1.1   Underwriting Agreement.

     4.1   Form of Registrant's Senior 5.20% Note due 2007.

     4.2   Officers' Certificate pursuant to Section 301 of the Indenture.

     5.1   Opinion of Paul A. Immerman, Esq.

     23.1  Consent of Paul A. Immerman, Esq. (included in Exhibit 5.1)

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                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 23, 2002

                         The Bank of New York Company, Inc.

                      By: /s/ Thomas J. Mastro
                         ----------------------------------
                      Name:  Thomas J. Mastro
                      Title: Comptroller